UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)
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Filed by a Party other than the Registrant	☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
SPRINKLR, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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SPRINKLR, INC. 29 WEST 35TH STREET 7TH FLOOR NEW YORK, NY 10001                V45294-P04467   You invested in SPRINKLR, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 13, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.     Smartphone users Point your camera here and vote without entering a control number      Virtually at:   Vote Virtually at the Meeting* June 13, 2024 10:00 AM EDT   www.virtualshareholdermeeting.com/CXM2024     *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.        Voting Items   Board Recommends    1.          To elect three Class III directors, each to hold office until our Annual Meeting of Stockholders in 2027.     For Nominees: 1a. Trac Pham 1b.  Eileen Schloss  For 1c. Tarim Wasim  For 2.To approve, on a non-binding, advisory basis, the compensation of our named executive officers.  For 3.To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2025.  For NOTE: At their discretion, the proxies are authorized to transact such other business as may properly come before the 2024 Annual Meeting and any adjournments, continuations or postponements thereof.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.     V45295-P04467